                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2002








                            800 TRAVEL SYSTEMS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)




         FLORIDA                     1-13271                   59-3343338
--------------------------   ------------------------     ---------------------
     (State or other               (Commission               (IRS Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)




                  4802 GUNN HIGHWAY
                    TAMPA, FLORIDA                                 33624
----------------------------------------------------        --------------------
(Address of principal executive offices)                        (Zip Code)




Registrant's Telephone Number, Including Area Code:  813-908-0404
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ITEM 5.           OTHER EVENTS.


         On May 3, 2002 800 Travel Systems, Inc. (the "Company") issued a press release announcing that it has entered into an asset purchase agreement (the "Purchase Agreement") with Resort Reservations Network, Inc. ("Resort"). Pursuant to the May 2, 2002 Purchase Agreement, the Company, as debtor in possession, has agreed to sell substantially all of its assets, including the Company's wholly owned subsidiary Prestige Travel Systems, Inc. to Resort for aggregate cash consideration of $2,400,000 (the "Purchase Price"), subject to higher qualifying bids being received in accordance with proposed bidding procedures (the "Bidding Procedures") and approval of the Bankruptcy Court. The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

         The motion to approve the auction and proposed sale filed by the Company, as debtor in possession, with the Bankruptcy Court, which includes copies of the proposed Bidding Procedures and the Purchase Agreement submitted to the Bankruptcy Court for approval, as well as the times, dates and location of hearings scheduled with the Bankruptcy Court is filed herewith as Exhibit
99.2 and is incorporated herein by reference. The Purchase Agreement is filed as
Exhibit 2.1 and incorporates the Purchase Agreement by reference to Exhibit
99.2. Any description herein or in the press release of the terms of Purchase Agreement, Bidding Procedures or other events or matters is qualified in its entirety by reference to such exhibits.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  See Exhibit Index and Exhibit No.'s  2.1,  99.1 and 99.2


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                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "800 Travel," "company," "we," "our" and "us" refer to 800 Travel Systems, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company, its directors or its officers, including but not limited to, statements regarding the Company's Bankruptcy, the expected sale of assets and the statements regarding lack of funds for equity security holders. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors, including (i) the inability of the Company to consummate a sale of its assets,
(ii) the inability to receive and consummate a sale with a higher bidder, (iii) the inability of the Company to continue operating, (iv) adverse creditor, equity holder, or Bankruptcy Court actions and those factors identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   800 TRAVEL SYSTEMS, INC.



                                   By:      /s/ Robert B. Morgan
                                      ------------------------------------------
                                            Robert B. Morgan
                                            Its:     President, Chief Executive
                                                     Officer and Chief Financial
                                                     Officer

Dated: May 3, 2002


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            EXHIBIT
-------           -------
2.1               Asset Purchase Agreement by and between 800 Travel Systems,
                  Inc. and Resort Reservations Network, Inc., incorporated by reference to Exhibit 99.2.


99.1 Press Release dated May 3, 2002, announcing the Company's seeking bankruptcy court approval for auction and sale of assets.


99.2              800 Travel Systems, Inc.'s Motion for Order Under 11
                  U.S.C.ss.ss.105, 363, 365 and 1146 and Federal Rule of
                  Bankruptcy Procedure; Proposed Procedure Order; Bidding
                  Procedures, and Asset Purchase Agreement by and between the Company and Resort Reservations Network, Inc.


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